UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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ENTROPIN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

May 15, 2004

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Entropin, Inc. (the “Company”) on Tuesday, June 29, 2004 at 8:30 a.m. Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122.

The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and voted upon at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your Proxy as soon as possible. You may submit your Proxy for the Annual Meeting by completing, signing, dating and returning your Proxy in the enclosed pre-addressed envelope. If you decide to attend the Annual Meeting and wish to change your Proxy vote, you may do so simply by voting in person at the Annual Meeting.

Thank you for your ongoing support of and continued interest in Entropin, Inc.

Sincerely,

/s/ HIGGINS D. BAILEY

Higgins D. Bailey

Chairman of the Board

ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2004

NOTICE is hereby given that the Annual Meeting of Stockholders of Entropin, Inc., a Delaware corporation, will be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122, on Tuesday, June 29, 2004 beginning at 8:30 a.m. Pacific Time, to consider and take action on the following matters:

1.	To elect two directors to the Board of Directors, each to serve three-year terms as provided by our certificate of incorporation, or until their successors are duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004; and

3.	To transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

The statement of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on May 14, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at all times during the Annual Meeting and at the executive offices of the Company for ten days prior to the Annual Meeting.

All stockholders of record are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed Proxy in the reply envelope provided. Voting instructions are included with your Proxy. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed, dated and returned to assure that all of your shares will be voted. You may revoke your Proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your Proxy will assist us in preparing for the Annual Meeting.

By Order of the Board of Directors

/s/ HIGGINS D. BAILEY

Higgins D. Bailey

Chairman of the Board

Indio, California

May 15, 2004

ENTROPIN, INC.

45926 Oasis Street

Indio, CA 92201

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2004

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Entropin, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on Tuesday, June 29, 2004, beginning at 8:30 a.m., Pacific Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122. This Proxy Statement and the accompanying Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about May 15, 2004.

VOTING SECURITIES

Stockholders of record at the close of business on May 14, 2004 will be entitled to vote at the Annual Meeting, and at any postponements and adjournments thereof. On the record date there were approximately 30,795,341 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of May 14, 2004. We have no classes of voting securities other than our common stock. A majority of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by Proxy, constitutes a quorum at any meeting of our stockholders. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting; however, they will not be counted as votes cast. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

With regard to the election of directors, votes may be cast in favor of, or withheld from, each nominee. The directors will be elected by plurality vote of the affirmative votes cast by those shares present in person or represented by Proxy at the Annual Meeting. Votes that are withheld from the election of directors will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate votes in the election of directors. All other maters to be acted upon by the stockholders at the Annual Meeting will require the approval of the holders of a majority of the outstanding common stock present in person or represented by Proxy and entitled to vote at the Annual Meeting.

If your Entropin shares are held by a stockbroker, bank or other nominee rather than directly in your own name, you are considered a beneficial owner and not a stockholder of record. If you are a beneficial owner, your broker or other nominee has enclosed a voting instruction form which you may complete and return by mail to direct the nominee how to vote your shares. Most nominees also make internet or telephone voting procedures available to their beneficial owners. Please consult your voting instruction form for the specific procedures available.

PROXIES

The Board of Directors has selected Higgins D. Bailey and Thomas G. Tachovsky, and each of them, to serve as Proxyholders for the Annual Meeting. If a stockholder signs and returns the enclosed form of Proxy, the Proxyholders will vote the shares represented by such Proxy at the Annual Meeting in accordance with the instructions the stockholder writes on the Proxy. If the Proxy does not specify how the shares are to be voted, the Proxy will be voted FOR the election of the directors nominated by the Board of Directors unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposal 2 described in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement. In addition, the shares represented by the Proxy will be voted in accordance with the discretion of the Proxyholders on all other matters that properly come before the Annual Meeting, or at any adjournments or postponements thereof.

REVOCABILITY OF PROXY

If you execute and return the enclosed Proxy, it will be voted on the proposals as you indicate. You may revoke your Proxy at any time prior to its use by notice in writing to our corporate secretary at our principal executive offices at 45926 Oasis Street, Indio, California 92201, by executing a later dated Proxy and delivering it to us prior to the Annual Meeting or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not revoke a Proxy unless the stockholder actually votes in person at the Annual Meeting.

SOLICITATION

We will pay the cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy, as well as miscellaneous costs with respect to the Proxy materials and solicitation of the Proxies. We also may use the services of our directors, officers and employees to solicit proxies, personally or by telephone and telegraph, but at no additional salary or compensation. We intend to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy materials to those persons for whom they hold such shares and request authority for the execution of the proxies. We will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing. We expect to incur total expenses of less than $10,000 in connection with the preparation and mailing of this Proxy Statement and solicitation of stockholders.

DISCRETIONARY AUTHORITY

The Proxy solicited by the Board of Directors for the Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at the Annual Meeting. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed Proxy gives discretionary authority to the persons named as Proxyholders to vote the shares represented by the Proxy in their discretion.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors will be elected at the Annual Meeting. Our Board of Directors currently consists of seven (7) persons and is divided into three classes with staggered terms, each class serving three years. The Class I directors nominated to be elected by the Nominating and Corporate Governance Committee of the Board of Directors at the Annual Meeting are Paul V. Maier and Randall L. Carpenter. The Class I directors will serve until the date of the 2007 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified. At each Annual Meeting, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. The Class II directors, Joseph R. Ianelli and Bruce R. Manning, will continue to serve until the 2005 Annual Meeting of Stockholders; and the Class III directors, Higgins D. Bailey, Dennis K. Metzler, and Thomas G. Tachovsky, will continue to serve until the 2006 Annual Meeting of Stockholders. All members of our Board hold office until the election and qualification of their successors, or until their death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by Proxy and entitled to vote at the Annual Meeting. You do not have the right to cumulate votes in the election of directors. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which currently is not anticipated, the Proxyholders will vote for the election of a substitute nominee or nominees proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

The Board of Directors recommends a vote for Paul V. Maier and Randall L. Carpenter, as the Class I directors.

Board of Directors

The names, ages and current positions of each member of our Board of Directors are as follows:

Name	Age	Position
Higgins D. Bailey, Ed.D.	74	Chairman of the Board and Director
Joseph R. Ianelli, M.B.A.	65	Vice Chairman of the Board and Director
Thomas G. Tachovsky, Ph.D.	57	Director
Randall L. Carpenter, M.D.	50	Director
Paul V. Maier, M.B.A.	56	Director
Bruce R. Manning, R.Ph.	60	Director
Dennis K. Metzler, J.D.	63	Director

Information regarding each director’s beneficial ownership of our common stock as of March 31, 2003 is set forth in “Security Ownership by Certain Beneficial Holders” below.

Nominees for the Term Ending at the 2007 Annual Meeting of Stockholders

Randall L. Carpenter, M.D., joined us as a director in January 2001. Since 2001 he has been the Chief Executive Officer and a member of the Board of Directors for Sention, Incorporated, a pharmaceutical development company focused on the discovery and development of drugs to treat memory impairment and other central nervous system disorders. From 1998 though 2000, Dr. Carpenter served as Vice President, Clinical Research & Development for Adolor Corporation, a publicly held biopharmaceutical company. Dr. Carpenter was the Director, 1998, and Associate Director, 1997 of Astra USA, and Astra Pain Control, now AstraZeneca, an international research based pharmaceutical company engaged in the development, manufacture and marketing of prescription pharmaceutical products. He has also served as an adjunct Associate Professor in the Department of Anesthesiology at Duke University Medical Center since 1998. From 1994 to 1997, he was an Associate Professor in the Department of Anesthesia at the Bowman Gray School of Medicine of Wake Forest University. Dr. Carpenter received his M.D. degree from the University of Michigan Medical School.

Paul V. Maier, M.B.A., joined us as a director in July 2000. Since 1992 he has been the Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Incorporated, a specialty pharmaceutical company, and has been a director and Chief Executive Officer of several of its subsidiaries. Mr. Maier also served as a director, Vice Chairman and Treasurer of The Wellness Community in San Diego, California from 1993 until April 2003. Mr. Maier received a B.S. degree in Business Logistics from Pennsylvania State University and an M.B.A. degree from Harvard University.

Continuing Directors

Higgins D. Bailey, Ed.D., joined us as an officer and director in July 1992 and is currently our Chairman of the Board. From July 1995 to December 1996, Dr. Bailey was President and Chief Executive Officer for the Pharmaceutical Educational and Development Foundation at the Medical University of South Carolina, Charleston, South Carolina, which formulates and manufactures pharmaceutical products. Since 1991, he has served as the business manager for Thomas T. Anderson Law Firm, Indio, California. Dr. Bailey currently serves as Chairman of the Board for Criticare Systems, Incorporated, a public company that manufacturers and sells vital signs medical monitoring equipment. Dr. Bailey received a B.A. degree in biology from Eastern Washington University, an M.S. degree in program planning and personnel and an Ed.D. degree in administration and management from the University of California, Berkeley, California.

Joseph R. Ianelli, M.B.A., joined us as a director in February 2000. From June 2002 to March 2004, Mr. Ianelli served as Vice President of Licensing for Paratek Pharmaceuticals. From August 2000 to June 2002, he owned and operated Ianelli Associates, LLP, a consulting firm focused on serving the pharmaceutical, biotechnology and medical device industries. From 1999 through 2000, he was the President and Chief Executive Officer of PharmaConnect, Incorporated, responsible for design and development of an internet website for physicians. From 1999 through 2000, Mr. Ianelli also served as the President and Chief Executive Officer of Renaissance Pharmaceuticals, Incorporated, a development stage company involved in drug delivery technologies. From 1983 to January 1999, he served as the Senior Vice President of Business Development for Astra USA, Incorporated where he was responsible for acquisitions and licensing. At Astra, he served on the Executive Committee and was a member of the Management Advisory Board. Mr. Ianelli currently serves as a director of Bioject Medical Technologies, Incorporated, a developer of needle-free drug delivery systems. Mr. Ianelli received a B.A. degree in Biology from Marist College, an M.A. degree in Biology from the State University of New York and an M.B.A. degree from Iona College.

Thomas G. Tachovsky, Ph.D., joined us as a director, President and Chief Executive Officer in November 1999. Since June 1997 he has held a series of interim senior management positions in development stage bio-pharmaceutical companies including Redox Pharmaceuticals Corporation, Novavax, Incorporated and Paracelsian, Incorporated From June 1995 to November 1997, he was a director and executive vice-president of Protyde Pharmaceuticals, Incorporated From June 1991 to February 1998, he was general partner of MATCO & Associates, a bio-pharmaceutical industry consulting firm for corporate partnering, technology assessment and market valuation. He has held business development positions with Cytogen Corporation and Creative Biomolecules and was a research and development manager with Johnson & Johnson. Dr. Tachovsky received a B.S. degree in biology from Gonzaga University; a M.S. degree in management from Lesley College; and a Ph.D. degree in microbiology from the University of Rochester School of Medicine.

Bruce R. Manning, R.Ph., joined us as a director in July 2001. Mr. Manning is the president of New England Biomedical Research, Incorporated, or NEBR, a consulting firm organized to provide regulatory affairs and product development services to the pharmaceutical, medical device and biotechnology industries. Prior to founding NEBR in 1990, he was vice president of regulatory affairs and product development for Astra Pharmaceutical Products. During his 20-year career with Astra, he was part of teams responsible for development and obtaining regulatory approval for over 150 medical products. Mr. Manning’s experience with the FDA began early in his career when he was employed by the agency as a reviewer. He is a registered pharmacist with a B.S. degree in Pharmacy from the Massachusetts College of Pharmacy in Boston.

Dennis K. Metzler, J.D., joined us as a director in January 2002. Mr. Metzler is an attorney and entrepreneur with over 30 years of business experience. Since 1989 Mr. Metzler has been President of Metzler Enterprises, Incorporated which engages in real estate development and various investment activities. From 1977 to 1989 Mr. Metzler was Chief Executive Officer and co-owner of his family’s diversified and integrated farming business, H.P. Metzler & Sons, based in Fresno, California. Prior to that, Mr. Metzler practiced law in Los Angeles for twelve years with the law firm of Shutan and Trost (now Sidley, Austin, Brown & Wood). He received his J.D. degree from the University of Southern California Law School.

Director Nomination

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2005 Annual Meeting” below.

Process for Identifying and Evaluating Nominees The Nominating and Corporate Governance Committee believes the company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating and Corporate Governance Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, management of the company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating and Corporate Governance Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2004 Annual Meeting. Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

Director Compensation

Our non-employee directors receive $1,000 for each meeting of our Board of Directors they attend in person, $500 for each meeting of our Board of Directors they participate in by telephone conference and $500 for each committee meeting they participate in, either in person or by telephone conference. Each non-employee director receives options to purchase 20,000 shares of common stock annually. In addition, the Chairman of the Board receives options to purchase 40,000 shares of stock annually and the Vice Chairman of the Board receives options to purchase 30,000 shares of common stock annually. All of the directors’ options are granted at fair market value on the date of grant and vest monthly over the service year. No options were granted to directors during 2003. We also reimburse our directors for out-of-pocket expenses incurred to attend meetings of the Board of Directors or its committees.

Meetings and Committees of the Board of Directors

Our Board of Directors held a total of ten meetings during the fiscal year ended December 31, 2003, and three meetings between January 1 and May 20, 2004. During 2003, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Board Committees on which he served. During 2003, our Board of Directors approved no resolutions by unanimous written consent.

The Company has no formal policy regarding directors’ attendance at the Annual Meeting.

The Board of Directors has five standing committees: the Audit Committee, the Compensation and Benefits Committee, the Nominating and Corporate Governance Committee, the Scientific Committee and the Executive Committee.

The Board has determined that each of its directors are “independent” under the current rules of the Nasdaq Stock Market, except for Thomas G. Tachovsky, the President and Chief Executive Officer.

Audit Committee

Our Audit Committee attends to and reports to our Board of Directors with respect to matters regarding: our independent public accountants; an annual review of its charter; recommending the firm to be engaged as our independent public accountants for the next fiscal year; reviewing with our independent public accountants the scope and results of their audit and any related management letter; consulting with our independent public accountants and our management with regard to our accounting methods and adequacy of our internal accounting controls; approving the professional services rendered by our independent public accountants; reviewing the independence, management consulting services and fees of our independent public accountants; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources, and preparing and supervising Securities and Exchange Commission reporting requirements as set forth in the section entitled “Report of the Audit Committee”. Our Audit Committee currently consists of Paul V. Maier, Joseph R. Ianelli and Bruce R. Manning. All members of the Audit Committee are “independent” under the rules of the Nasdaq Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Maier qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. Our audit committee is required meet to at least four times in each fiscal year. The Audit Committee held four meetings during 2003. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit A.

Compensation and Benefits Committee

Our Compensation and Benefits Committee was formed to attend to and report to our Board of Directors with respect to the appropriate compensation of our directors and executive officers and is responsible for administering all of our employee benefit plans. The Compensation and Benefits Committee currently consists of Joseph R. Ianelli, Bruce R. Manning and Dennis K. Metzler. The Compensation and Benefits Committee held one meeting during 2003. The Board has determined that all members of the Compensation and Benefits Committee are independent directors under the rules of the Nasdaq Stock Market. The Compensation and Benefits Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit B.

No interlocking relationship exists, or in the past fiscal year has existed, between any member of our Compensation and Benefits Committee and any member of any other company’s board of directors or compensation committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee was formed to attend to and report to our Board of Directors with respect to establishing criteria for the selection and selecting individuals qualified to become directors, developing corporate governance principles and reviewing the Company’s Director’s and Officers Liability insurance coverage. The Nominating and Corporate Governance Committee currently consists of Dennis K. Metzler, Joseph R. Ianelli and Paul V. Maier. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent directors under the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit C. The Nominating and Corporate Governance Committee held one meeting during 2003.

Scientific Committee

Our Scientific Committee was formed to attend to and report to our Board of Directors with respect to clinical trials and scientific issues. The Scientific Committee currently consists of Thomas G. Tachovsky, Randall L. Carpenter and Bruce R. Manning. The Scientific Committee held two meetings during 2003.

Executive Committee

Our Executive Committee was formed to attend to and report to our Board of Directors on day-to-day operating, financial, regulatory and other matters. The committee consists of Higgins D. Bailey, Joseph R. Ianelli, Thomas G. Tachovsky and Patricia G. Kriss. The duties of the Executive Committee members are in addition to their duties as executive officers and members of our Board of Directors. The Executive Committee held four meetings during 2003.

Communications with Directors

Stockholders who wish to communicate with our Directors to report complaints or concerns related to accounting, internal accounting controls or auditing or on other matters may do so by sending an e-mail to www.info@entropin.com or a letter to the attention of Investor Relations at 45926 Oasis Street, Indio, California 92201. Your e-mail or letter should indicate that you are a stockholder of the Company. All directors have access to the listed e-mail address. Communications that are intended specifically for non-management directors should be sent to the e-mail or office address above, to the attention of the Chair of the Nominating and Corporate Governance Committee. Depending on the subject matter, our stockholder relations personnel will forward the communications to the director or directors to whom it is addressed; forward the communications to the appropriate management personnel; attempt to handle the inquiry directly, for example where it is a request for information about the Company, or it is a stock-related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

Code of Ethics

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer and principal financial officer. This code of ethics is available at the Company’s website at www.entropin.com.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2004. Deloitte & Touche LLP has audited our financial statements for the fiscal year ended December 31, 2003. The Audit Committee of our Board of Directors considers Deloitte & Touche LLP to be well qualified. Neither Deloitte & Touche LLP nor any of its members has any relationship with the Company nor any of its officers or directors, except in the firm’s capacity as our independent auditors.

Although it is not required to do so, the Audit Committee of our Board of Directors is submitting its selection of our independent accountants for ratification at our Annual Meeting in order to ascertain the views of stockholders regarding our selection. If the selection is not ratified, the Audit Committee of our Board of Directors will reconsider its selection. Even if the selection is ratified, the Audit Committee of the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the fiscal year if it feels that such a change would be in the Company’s and its stockholders best interests.

The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

The Board of Directors recommends that you vote for ratification of the selection of Deloitte & Touche LLP to audit our financial statements for the fiscal year ending December 31, 2004.

A representative of Deloitte & Touche LLP will be present at the Annual Meeting, and will have an opportunity to make a statement at the Annual Meeting if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Deloitte & Touche LLP for fiscal 2003 and 2002.

	2003	2002
Audit Fees (1)	$86,500	$61,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	10,500	8,000
All other Fees (4)	—	—

Total	$97,000	$69,000

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent auditors and associated fees, provided that the Chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statement and audit services provided in connection with other statutory or regulatory filings, including the filing of the Company’s registration statement on Form SB-2 for its recent public stock offering.

(2)	No other audit-related fees were paid to Deloitte & Touche LLP during fiscal 2003 and 2002.

(3)	For fiscal 2003 and 2002, respectively, tax fees paid consisted entirely of tax compliance fees.

(4)	No other fees were paid to Deloitte & Touche LLP during fiscal 2003 and 2002.

PROPOSAL 3

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any postponements or adjournments thereof, it is the intention of the Proxyholders to vote each Proxy on such matters in accordance with their best judgment. If you wish to deny the Proxyholders the power to act on other matters, you must check the WITHHOLD box on the attached Proxy card.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL HOLDERS

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of April 15, 2004, by:

•	each person known by us to own beneficially 5% or more of our common stock,

•	each of our executive officers, directors and director nominees, and

•	all of our officers and directors as a group.

The beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after April 15, 2004 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entitles named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise noted below, the address of each person is 45926 Oasis Street, Indio, California 92201. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name of Beneficial Owners	Number of Outstanding Shares of Common Stock Beneficially Owned		Number of Shares Underlying Exercisable Options	Total Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Executive Officers:
Higgins D. Bailey	1,301,316	(1)	253,334	1,554,650	5.01%
Randall L. Carpenter	1,334		40,000	41,334	*
Joseph R. Ianelli	10,000		123,334	133,334	*
Patricia G. Kriss	35,100	(2)	73,250	108,350	*
Paul V. Maier	6,003		40,000	46,003	*
Bruce R. Manning	10,000		36,667	46,667	*
Dennis K. Metzler	5,000		25,000	30,000	*
Thomas G. Tachovsky	29,000	(3)	245,200	274,200	*
All directors and executive officers as a group (8 persons)	1,397,753		836,785	2,234,538	7.20%

*	Represents beneficial ownership of less than one percent of the outstanding shares of the Company’s common stock.

(1)	Includes shares owned in joint tenancy with Shirley A. Bailey, the spouse of Dr. Bailey.

(2)	Includes shares owned jointly by Patricia G. Kriss and Ronald F. Kriss and shares held by Ronald F. Kriss, spouse of Ms. Kriss.

(3)	Includes shares held jointly with Lynn Baird, spouse of Dr. Tachovsky.

EQUITY COMPENSATION PLANS

The following table provides information as of April 15, 2004, with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by our stockholders (1)	0	—	387,780

Equity compensation plans not approved by our stockholders (2)	1,209,285	$3.29	0

Total	1,209,285	$3.29	387,780

(1)	Consists solely of the 1998 Compensatory Stock Plan.

(2)	Consists of option grants to officers, directors and employees pursuant to individual non-qualified stock option agreements. These option grants have exercise prices ranging from $1.00 per share to $6.00 per share. Each option generally vests in installments over the optionee’s period of service, although some options vest upon the achievement of certain milestones related to the development of our products and some options are fully vested on the date of grant. The options will vest on an accelerated basis in the case of any merger or consolidation of the Company with or into another corporation or any other type of reorganization which results in a change of control whereby the Company’s board of directors prior to the reorganization represents less than a majority of the Company’s board of directors after the reorganization. Each option generally has a maximum term of five to ten years. In addition, upon the death of an optionee, any options that the optionee was entitled to exercise on the date of death will be exercisable until the stated expiration date of the optionee’s option by the person or persons to whom the optionee’s rights pass under a will or by the laws of descent and distribution. All of the options are non-statutory options under the Federal tax laws.

EXECUTIVE OFFICERS

The following table lists the names, ages and positions of our executive officers and directors:

Name	Age	Position
Higgins D. Bailey, Ed.D	74	Chairman of the Board
Joseph R. Ianelli, M.B.A.	65	Vice Chairman of the Board
Thomas G. Tachovsky, Ph.D.	57	President, Chief Executive Officer and Director
Patricia G. Kriss, M.B.A.	53	Chief Financial Officer, Secretary and Treasurer

For information concerning Higgins D. Bailey, Joseph R. Ianelli and Thomas G. Tachovsky please see Board of Directors above.

Patricia G. Kriss, M.B.A., joined us in January of 2000 from Kendall-Jackson Winery, where she was employed since January 1995, serving initially as Director of Finance and since 1997, as Corporate Treasurer. From 1984 to 1994, she was employed by Bay View Federal Bank where she held a number of increasingly responsible management positions, ultimately becoming Senior Vice President of Finance. Earlier in her career, Ms. Kriss served as Chief Financial Officer of Atlantex Industries, a manufacturing, sales and distribution company located in New Jersey, and Vice President of Harris, Bretall & McEldowney, Incorporated, an investment management firm located in San Francisco. Ms. Kriss received a B.S. degree in Business from the University of Missouri and an M.B.A. degree in Finance from the College of Notre Dame.

Each of our executive officers serve at the discretion of our Board of Directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation paid to our chief executive officer and each of our other executive officers for the calendar years 2001, 2002 and 2003, whose salary and bonus for the fiscal year ended December 31, 2003 was in excess of $100,000 for services rendered in all capacities to the Company. The listed individuals shall be referred to in this Proxy Statement as the “Named Executive Officers.”

		Annual Compensation		Long-term Compensation Awards
Name and Position	Year	Salary ($)		Securities Underlying Options (# shares)	All Other Compensation
Thomas G. Tachovsky,	2003		$242,000	—	—
President and Chief Executive Officer	2002		$242,000	42,000	—
	2001		$220,000	123,200	—

Patricia G. Kriss (1)	2003		$151,250	—	—
Chief Financial Officer, Vice President of Finance & Administration, Secretary/Treasurer	2002 2001	$ $	151,250 137,500	13,750 109,500	— —

(1)	Options granted in 2001 include options to purchase 70,000 shares of common stock that become exercisable upon the achievement specific performance objectives.

Stock Option Grants

No stock appreciation rights were granted to the Named Executive Officers during 2003. No stock options were granted to Named Executive Officers during 2003.

Aggregated Options Exercised During Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth information concerning the number and intrinsic value of stock options held by the Named Executive Officers on December 31, 2003. Year-end values are based on the fair market value of $0.28 per share as of December 31, 2003, as reported on the OTC Bulletin Board. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. No Named Executive Officer exercised any options during 2003.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the- Money Options at Fiscal Year-End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas G. Tachovsky	245,200	300,000	$0	$0
Patricia G. Kriss	73,250	70,000	$0	$0

(1)	Based on the closing price of the common stock as reported on the OTC Bulletin Board, less the exercise price, multiplied by the number of shares underlying the option.

Executive Employment Agreement

We entered into an employment agreement with Dr. Tachovsky on December 1, 1999, under which Dr. Tachovsky serves as our president and chief executive officer. Dr. Tachovsky was granted options in conjunction with his employment agreement to purchase up to 400,000 shares of common stock at a purchase price of $5.00 per share. These shares vest over time based on the achievement of specified performance objectives. If the performance objectives are not met, Dr. Tachovsky will not be eligible to vest in these performance vesting shares. Dr. Tachovsky assigned options to purchase 20,000 shares of our common stock to Patricia G. Kriss, our Chief Financial Officer. In the event of a change of control, merger or consolidation, all unvested options shall become fully vested at the effective date of such merger, consolidation or change of control. Dr. Tachovsky’s employment agreement may be terminated by either party at any time, with or without cause, by providing written notice and is not for any specific period of time. In the event of termination of the employment agreement, all non-vested options will also terminate.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. Such agreements require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceedings against them as to which they could be indemnified.

RELATED PARTY AND OTHER MATERIAL TRANSACTIONS

We sublease approximately 800 square feet of office space from Thomas T. Anderson, one of our principal stockholders. The rent on the sublease is $800 per month. We believe this is a competitive lease rate for similar real estate in the area where the office is located.

At the time of this transaction we did not have any independent directors. However, this transaction was believed to be as favorable at the time as could have been obtained from any third party and was approved by our directors who did not have an interest in the transaction. We have not entered into any other related party transactions. There are no loans by the Company to management.

See Executive Employment Agreement and Indemnification Agreements above.

BOARD COMMITTEES

The following reports of our Compensation and Benefits Committee and Audit Committee, references to the independence of the Compensation and Benefits Committee and Audit Committee members and the Audit Committee Charter are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference in any previous or future documents we file with the Securities and Exchange Commission under the Securities Act or the Securities Exchange Act.

Report of Compensation and Benefits Committee on Executive Compensation

The Compensation and Benefits Committee is responsible for developing and periodically reviewing compensation policies and practices applicable to the Company’s executive officers, including the criteria upon which executive compensation is determined and the components of compensation, including base salary, incentive or equity-based compensation, and other benefits. The Committee reviews and approves corporate goals and objectives relevant to the Chief Executive Officer (CEO) compensation, evaluates the CEO’s performance in light of these goals and objectives, and fixes the CEO’s compensation level based on this evaluation. The Committee also determines the compensation levels for the other executive officers. The Committee oversees the CEO’s employment agreement and the administration of the Company’s stock option and equity incentive plans. The Committee evaluates at least annually the performance of the Committee and the adequacy of directors’ fees and the composition of such fees. The Committee may seek the advice of independent consultants and counsel in carrying out its responsibilities.

Compensation Philosophy

Our philosophy in setting compensation policies for executive officers is intended to maximize stockholder value over time. The Committee sets compensation policies applicable to the Company’s executive officers, including the CEO, and evaluates the performance of such officers. The Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and accomplishments that increase stockholder value. To emphasize the Committee’s views, it adopted the following guidelines as a foundation for decisions that affect the levels of compensation:

•	provide a competitive total compensation package that enables the Company to attract and retain key executive talent;

•	align all pay programs with the Company’s annual goals and long-term business strategies and objectives; and

•	provide compensation opportunities that are directly linked to the performance of the officers and their impact on improving stockholder value.

Components of Executive Compensation

The Committee focuses primarily on the following three components in forming the total compensation package for its executive officers: base salary, annual incentive bonus, and long-term incentives. The Committee believes that cash compensation in the form of salary and bonus provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options aligns the objectives of management with those of our shareholders with respect to long-term performance and success.

Base Salary

The Committee intends to compensate our executive officers, including the CEO, competitively within the biotechnology industry. The goal of the Committee in fiscal 2003 was to maintain the level of cash compensation of the Company’s executive officers at or near the mid-point of pay for similar positions at other biotechnology companies in our geographic area.

Stock Options

The Committee continues to rely on stock option grants to retain and motivate executives and key employees while at the same time aligning their interests with those of the Company’s stockholders. The Committee believes that option grants are instrumental in motivating employees to meet the Company’s future goals. By tying individual compensation to stock performance, we are able to reward our executive officers in an amount that is proportionate with any increase in stockholder value.

The Committee is responsible for determining the number of options to be granted to each of the executive officers, when the grants should be made and the exercise price per share. No options were granted to executives or employees during the fiscal year ended December 31, 2003.

Submitted by the Compensation and Benefits Committee of the Board of Directors:

Joseph R. Ianelli (Chairman)

Bruce R. Manning

Dennis K. Metzler

Report of the Audit Committee

Under the guidance of a written charter adopted by the Board of Directors and enclosed with this Proxy Statement as Exhibit A, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements under the rules of Nasdaq Stock Market.

Our Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. To carry out its responsibilities, the Audit Committee met four times during fiscal year 2003.

In overseeing the preparation of our audited financial statements for the fiscal year ended December 31, 2003, included in our Company’s Annual Report on Form 10-KSB for that year, the Audit Committee has discussed, with both management and our independent auditors, these financial statements prior to their issuance and discussed significant accounting issues. Our management advised the Audit Committee that all our financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee discussed the statements with both our management and our independent auditors. Our Audit Committee’s review included discussion with our independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU Section 380) as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. With respect to our independent auditors, the Audit Committee has discussed with the auditors the auditors’ independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and concluded that the non-audit services performed by Deloitte & Touche LLP are compatible with maintaining their independence.

Based on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Directors that our audited financial statements for the fiscal year ended December 31, 2003 be included in our Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission. Our management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing our financial statements. The members of our Audit Committee are not professionally engaged in the practice of accounting or auditing, including with respect to auditor independence. Members of our Audit Committee rely, without independent verification, on the information provided to them and on the representations made by our management and our independent auditors.

Submitted by the Audit Committee:

Paul V. Maier (Chairman)

Joseph R. Ianelli

Bruce R. Manning

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Our officers and directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon the copies of Section 16(a) reports which we received from such persons or written representations from them regarding their transactions in our equity securities, we believe that during the period from January 1, 2003 through December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and persons known to us who own more than 10% of our common stock were met in a timely manner.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

The Company’s bylaws provide that advance notice of a stockholder’s proposal or nomination for the 2005 Annual Meeting of Stockholders must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than ninety (90) days prior to the anniversary date of the 2004 Annual Meeting of Stockholders (i.e., April 1, 2005). However, the bylaws also provide that in the event that the Company does not call the 2005 Annual Meeting of Stockholders within thirty days before or after June 29, 2005, a stockholder’s proposal or nomination must be delivered no later than the tenth (10th) day following the day on which the Company mails such notice of the date of the 2005 Annual Meeting of Stockholders or publicly discloses the date of the 2005 Annual Meeting of Stockholders, which ever occurs first. A copy of the full text of the provisions of the Company’s bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2005 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at its principal executive offices, on or before January 22, 2005, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In addition, if the Company is notified by January 22, 2005 of a proposal to be brought before the 2005 Annual Meeting of Stockholders, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the Proxy Statement for the 2005 Annual Meeting of Stockholders.

FINANCIAL STATEMENTS AND INFORMATION

Our financial statements for the fiscal year ended December 31, 2003 were included in our Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004. A copy of our Form 10-KSB is available on the Securities and Exchange Commission’s Website at www.sec.gov and on the Company’s website at www.entropin.com. It is also available upon request, without charge, at our offices by writing to Entropin, Incorporated 45926 Oasis Street, Indio, California 92201, Attn: Patricia G. Kriss, Chief Financial Officer or calling at (760) 775-8333. We may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings. In order to take advantage of this opportunity, we may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please so notify us in writing or by telephone. If your stock is held through a brokerage or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank.

By Order of the Board of Directors

/s/ HIGGINS D. BAILEY
Higgins D. Bailey Chairman of the Board

Indio, California

May 15, 2004

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

ENTROPIN, INC.

I. PURPOSE

The purpose of the Audit Committee is to assist the Board in monitoring (1) the selection and independence of the Company’s external auditors, (2) the audit, compliance and financial reporting procedures of the Company, (3) the adequacy of the Company’s internal financial controls, and (4) the overall integrity of the Company’s financial statements.

The Committee’s function is one of oversight only and shall not relieve the responsibilities of the Company’s management for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements. Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

II. COMPOSITION OF THE COMMITTEE

The membership of the Audit Committee shall consist of at least three non-employee directors, as determined by the Board, each of whom shall be “independent,” as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations (the “Regulations”) of the Securities and Exchange Commission (the “Commission”) under the Exchange Act, and shall meet the independence and financial literacy requirements of the Nasdaq Stock Market. At least one member of the Committee shall be an “audit committee financial expert,” as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities.

III. SELECTION AND REVIEW OF INDEPENDENT AUDITORS

The Audit Committee shall have the ultimate authority to select, evaluate and, if appropriate, replace or rotate the independent auditors, subject to any action that may be taken by the Board and any ratification by the Company’s stockholders proposed by the Board at the annual meeting of stockholders. It is the policy of the Board and the Committee that the ultimate accountability of the independent auditors shall be owed to the Board and the Committee as representatives of the Company’s stockholders.

The Committee will review at least annually:

•	the qualifications of the responsible partner or manager of the independent auditors who is engaged on the Company’s account;

•	the quality control procedures of the independent auditors;

•	the amount billed or to be billed for audit services and the portion of this work being performed by persons who are not full-time, permanent employees;

•	whether the proposed audit team complies with the applicable auditor rotation rules; and

•	whether there are any expertise, personnel, reputation, or other matters affecting the independent auditors which are brought to the Committee’s attention and which may affect the auditing firm’s services to the Company.

The Committee shall have the sole authority to approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and Regulations, all professional services to be provided to the Company by the independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee shall adopt policies and procedures for the pre-approval of non-audit services, which may include delegation of authority to a designated member or members of the Committee to approve such non-audit services so long as any such approvals are disclosed regularly to the full Committee.

The Committee may provide policy guidance to the Board concerning the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

IV. ANNUAL FINANCIAL REPORTING

In connection with the audit of each fiscal year’s financial statements, the Committee will:

•	meet with representatives of the independent auditor prior to the audit to review planning and staffing of the audit;

•	review and discuss the audited financial statement and related accounting and auditing principles and practices with appropriate members of the Company’s management;

•	discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including (1) the quality as well as acceptability of the accounting principles applied in the financial statements, and (2) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items;

•	review with appropriate management and auditor representatives their analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies applied by the Company, (2) internal auditing, financial management and control personnel, systems and procedures, (3) the status of any new, proposed or alternative accounting or financial reporting requirements, and (4) issues raised by any management letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit;

•	receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1;

•	discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors;

•	obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the Company’s proxy statement for its annual meeting under the Commission’s proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors’ independence;

•	recommend whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB for filing with the Commission; and

•	recommend to the Board the selection of the independent auditors.

V. QUARTERLY FINANCIAL REPORTING

At a Committee meeting or through the Chair of the Committee, the Committee will review with the independent auditors and appropriate Company officers the Company’s interim financial results to be included on each Form 10-QSB. The Committee’s review will normally include:

•	the results of the independent auditors’ review of the quarterly financial statements;

•	management’s analysis of any significant accounting issues, changes, estimates, judgments or extraordinary items relating to the financial statements; and

•	the selection, application and effects of critical accounting policies applied by the Company.

VI. INTERNAL CONTROLS

The Committee will:

•	review and approve all related party transactions other than compensation transactions;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee will review annually:

•	internal control systems and procedures of the Company;

•	status of management responses to prior period audit recommendations by the independent auditors;

•	succession planning and staffing levels for the Company’s finance and accounting employees; and

•	the status and implementation of conduct codes concerning related party transactions, conflicts of interest, ethical conduct, and compliance with applicable laws and regulatory policies.

VII. OTHER COMMITTEE REVIEW FUNCTIONS

The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

The Committee may discuss and review with Company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the Committee which may come to the Committee’s attention, including:

•	published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning Company financial statements or accounting policies;
•	off balance sheet, related party, or other transactions which could affect the Company’s financial results or condition;
•	any issues concerning the Company which the independent auditors have discussed with their national or supervisory office;
•	reports concerning significant subsidiary or foreign operations; and
•	pending or threatened litigation that has the potential to have a material adverse effect on the Company, regulatory issues, or alleged violations of law or corporate conduct codes.

In order to perform the functions of a Qualified Legal Compliance Committee (“QLCC”), the Committee will make such examinations as are necessary with respect to attorney reports of certain material violations (“Attorney Reports”) that are required under applicable standards of professional conduct established by the Commission. In connection with its functions as a QLCC, the Committee will:

•	Establish written procedures for the confidential receipt, retention and consideration of Attorney Reports.

•	Inform the Company’s Chief Executive Officer or person acting in such capacity (the “Chief Legal Officer”) of any report of evidence of a material violation contained in such Attorney Reports, unless the Committee decides that reporting the evidence to one or both such persons would be, under the circumstances, futile.

•	Decide if an investigation is necessary to determine whether the material violation specified in the Attorney Report has occurred, is occurring or is about to occur.

•	If such an investigation is undertaken, the Committee will:

•	notify the full Board;

•	initiate the investigation, which may be undertaken either by the Chief Legal Officer or person acting in such capacity, or by outside counsel; and

•	retain such additional expert personnel as the Committee deems necessary to complete the investigation.

•	At the conclusion of any such investigation, the Committee will:

•	direct the Company to adopt appropriate remedial measures, including appropriate disclosures or the imposition of appropriate sanctions; and

•	inform the Chief Legal Officer and the Board of the results of the investigation and the appropriate remedial measures to be adopted.

If the Company fails in any material respect to take any of the remedial measures recommended by the Committee, the Committee has the authority to take all other appropriate action, including notifying the Commission.

VIII. MEETINGS, REPORTS AND RESOURCES OF THE COMMITTEE

The Committee will meet at least quarterly. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company’s bylaws, unless otherwise stated by resolution of the Board or the Committee.

The Committee, as it may determine to be appropriate, will meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, and representatives of the independent auditors, and may meet with other Company employees, agents or representatives invited by the Committee.

The Committee will prepare the audit committee report required to be included in the Company’s annual meeting proxy statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the Commission proxy rules.

The Committee is at all times authorized to have direct, independent access to the independent auditors and to the Company’s management and internal audit and finance personnel. The Committee is authorized to communicate in confidence with any of these individuals.

The Committee is authorized to conduct investigations, and to retain, at the expense of the Company, independent legal, accounting, or other professional consultants selected by the Committee, for any matters relating to the purpose of the Committee. The Committee is further authorized to retain at the expense of the Company, separate accounting or finance professional advisers that the Committee may consider necessary or helpful in reviewing the Company’s accounting policies and financial statements. The Committee will advise the Board in advance of engaging outside professional services and the expected fees and costs to be incurred.

EXHIBIT B

CHARTER OF THE COMPENSATION AND BENEFITS COMMITTEE

OF THE BOARD OF DIRECTORS OF

ENTROPIN, INC.

I. PURPOSE

The purposes of the Compensation and Benefits Committee (the “Committee”) established pursuant to this charter are to discharge the responsibilities of the Company’s Board of Directors (the “Board”) with respect to compensation matters for the Company’s directors, executive officers and other employees and consultants, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity and other compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize the Committee to undertake or assume responsibility for.

II. MEMBERSHIP AND POWER TO ACT

The Committee will be comprised of at least two members of the Board of Directors. Such members will be elected by and serve at the discretion of the Board. Each Committee member will serve on the Committee during his or her respective term as a Board member, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, to the extent that the Board has members satisfying such criteria, each member of the Committee will be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986. These terms are more fully described on Exhibit A attached hereto.

In the event that the Committee has more than two members and one or more members of the Committee are absent from a meeting of the Committee or being present at a meeting recuse themselves from an action taken, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any necessary action. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No member of the Committee shall participate in any discussions or deliberations relating to such person’s own compensation or other matters in which such person has a material interest.

Except with respect to matters relating to compensation of the Company’s Chief Executive Officer, with respect to which the Board delegates to the Committee exclusive authority during such period of time that the Committee is empanelled with at least two qualifying members as required above, the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder. Notwithstanding the above, the Board reserves the right at any time to revoke or change the authority delegated hereunder.

III. MEETINGS

The Committee will meet at such times as it deems appropriate to discharge its duties hereunder. The Committee may act by unanimous written consent.

IV. RESPONSIBILITIES

The authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder.

1. The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, including the relationship of such compensation to corporate performance, and in light of such review determine his or her compensation.

2. The Committee has authority to determine the amount and form of compensation paid to the Company’s directors, executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3. The Committee has authority to administer the Company’s equity compensation plans, including without limitation to approve the adoption of such plans, to reserve shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4. The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5. Except with respect to the responsibilities set forth in paragraph 1 above, the Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company; provided however that (a) no such award grant to any individual employee exceeds 500,000 shares of Common Stock per fiscal year (or any other limit subsequently established by the Committee or the Board); (b) the aggregate number of shares of Common Stock that such officer(s) may award during any fiscal year will not exceed 2,000,000 shares (or any other limit subsequently established by the Committee or the Board); and (c) the per-share exercise or purchase price of such awards equals the fair market value of the Common Stock on the date of grant.

6. The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7. The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8. The Committee will periodically review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

9. The Committee will periodically review its own performance and report on its conclusions in this regard to the Board.

10. The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq (or stock exchange) rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

V. REPORTS

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

EXHIBIT A

1. Independent Director.

The Compensation Committee must be composed solely of “independent” directors, as defined in NASD Rule 4200(a)(15). If the Compensation Committee is composed of at least 3 members, one non-independent director who is not a current officer or employee or family member of such person may serve on the Compensation Committee for up to 2 years.

The following would not be independent under NASD Rule 4200(a)(15):

(a) An officer or employee of the company

(b) A director who has been employed by the company or any parent or subsidiary of the company within the past 3 years

(c) A director who received, or who had a family member who received, payments from the company of more than $60,000 during the current fiscal year or any of the past 3 years, other than compensation to the director for Board service or compensation to a family member who is an employee but not an executive officer of the company, its parent, or any subsidiary

(d) A director who is the immediate family member of any person who was an executive officer of the company or any parent or subsidiary of the company within the past 3 years

(e) A director who is a partner, executive officer, or controlling shareholder of any organization to which the company made, or from which the company received, payments that exceed 5% of the recipient’s gross revenues for that year, or $200,000, whichever is more, during the current or any of the past 3 years, other than payments arising solely from investment

(f) A director who is an executive officer of another company where any of the company’s executive officers has served on the compensation committee of the other company within the past 3 years

(g) A director who was a partner or employee of the company’s outside auditor and worked on the company’s audit during the past 3 years

(h) Any person who has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment

2. Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a) Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered a s a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of this chapter;

(c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of this chapter; and

(d) Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of this chapter.

3. Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a) Is not a current employee of the publicly held corporation;

(b) Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c) Has not been an officer of the publicly held cooperation; and

(d) Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

EXHIBIT C

CHARTER FOR THE NOMINATING AND CORPORATE

GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

OF ENTROPIN, INC.

I. PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Entropin, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and select nominees for election as directors of the Company, evaluate the Board’s performance, develop and recommend to the Board corporate governance guidelines, provide oversight with respect to corporate governance and ethical conduct and review the Company’s D&O Insurance coverage and recommend changes to such coverage.

II. MEMBERSHIP AND RESPONSIBILITIES

The Committee shall be composed of at least two directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

The Committee is charged by the Board with the responsibility to:

1.	Identify and evaluate individuals, including individuals proposed by stockholders, qualified to serve as members of the Board, and select nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2.	Recommend to the Board directors for appointment to its committees and, as appropriate, recommend rotation or removal of directors from Board committees.

3.	Cause to be prepared and recommend to the Board the adoption of corporate governance guidelines, and periodically review and assess the guidelines and recommend changes for approval by the Board.

4.	Cause to be prepared and recommend to the Board the adoption of a code of ethics, and periodically review and assess the code, and recommend changes for approval by the Board.

5.	Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

6.	Periodically review and reassess the Company’s D&O Insurance coverage and, if appropriate, recommend changes to the Board.

7.	Periodically review and reassess this Charter and, if appropriate, recommend changes to the Board.

8.	Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

III. AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1.	Perform each of the responsibilities of the Committee described above.

2.	Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3.	Appoint a chair of the Committee, unless a chair is designated by the Board.

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4.	Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5.	Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

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ENTROPIN, INC.

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 29, 2004

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Higgins D. Bailey and Thomas G. Tachovsky, and each of them, as Proxyholders of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of common stock of Entropin, Inc. (“the Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122 on Tuesday, June 29, 2004 at 8:30 a.m. Pacific Time (i) as hereinafter specified upon the proposals as more particularly described in the Proxy Statement of the Company and (ii) in their discretion upon such other matters as may properly come before the Annual Meeting, or any postponements and adjournments thereof. The undersigned revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held June 29, 2004.

The shares represented hereby shall be voted as specified below. If no specification is made, such shares shall be voted IN FAVOR of the election of the nominated directors and IN FAVOR of all other proposals.

A vote FOR the following proposals is recommended by the Board of Directors:

1.	To elect the following nominees as proposed in the Proxy Statement to serve as Class I directors for a three year term ending in the year 2007, or until their successors are duly elected and qualified.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐
Paul V. Maier
Randall L. Carpenter

To withhold authority to vote for any individual nominee mark “FOR ALL EXCEPT” and write the nominee’s name on the line below:

2.	To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In accordance with the discretion of the Proxyholders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW. ☐

Do you plan to attend the Annual Meeting on June 29, 2004: ☐ YES ☐ NO

Date

Signature(s)

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their title. Please date the Proxy.

EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND MAIL THE PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.